[AETNA LOGO]                 151 Farmington Avenue    Josepha M. Summa
                             Hartford, CT  06156      Contract & Prospectus Unit
                                                      Group Products
                                                      TS41
                                                      (860) 273-6715
                                                      (860) 273-3004 fax



December 30, 1996



Securities and Exchange Commission
Division of Investment Management
Office of Insurance Products
450 Fifth Street,  N. W.
Washington, DC  20549

RE:      Aetna Insurance Company of America
         File No: 33-80750

Ladies and Gentlemen:

Accompanying this letter for filing pursuant to Rule 497(e) under the Securities Act of 1933, is a sticker to the Prospectus dated May 1, 1996 for the above referenced Registrant.

If you have any questions or comments, please feel free to contact the undersigned.

Sincerely,

/S/ Josepha M. Summa

Josepha M. Summa

                           Variable Annuity Account I
                       Aetna Insurance Company of America

        Supplement dated January 1, 1997, to Prospectus dated May 1, 1996

This information supplements your current Prospectus and should be read and retained with that Prospectus.

The Small Business Job Protection Act of 1996 (the "Act"), signed into law on August 20, 1996, has several effects on the Contracts described by this Prospectus; these are summarized below.

     [bullet] Repeal of Death Benefit Exclusion

     While payments received by your beneficiaries after your death are generally taxed in the same manner as if you had received those payments, a limited death benefit exclusion may have applied for payments due to deaths occurring on or before August 20, 1996. This exclusion no longer applies to payments due to deaths occurring after August 20, 1996.

     [bullet] Minimum Distribution Requirements

     Prior to August 20, 1996, the Internal Revenue Code required distributions to be made from certain plans by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. As of January 1, 1997, distributions for qualified plan participants, other than five-percent owners, must begin by April 1 of the calendar year following the year in which you attain age 70 1/2 or retire, whichever occurs later.

     [bullet] Spousal IRA Limits

     As a result of the Act, beginning in 1997, the maximum tax-deductible contribution a married couple with one working spouse may make to an IRA is increased to $4,000.

     [bullet] Section 457 Plan Trust Requirements

     Under the Act, Section 457 Plans for state and local governments are required to hold all assets and income in trust ( or a custodial account or an annuity contract) for the exclusive benefit of participants and their beneficiaries. Section 457 Plans that were in existence on August 20, 1996 are allowed until January 1, 1999 to meet this requirement. Until such time as a state or local government-sponsored Section 457 Plan meets the Act's trust requirement, all amounts of compensation deferred under the plan, all property and rights purchased with such amounts, and all income attributable to such amounts, property or rights remain solely the property and rights of the employer (without being restricted to the provision of benefits under the plan) subject only to the claims of the employer's general creditors.

     [bullet] Revocability of Options

     Formerly, Additional Withdrawal Options elected by Section 457 Plan participants were irrevocable. Such elections are now subject to the usual rules regarding their revocation contained in the 'Additional Withdrawal Options' section of the Prospectus.

     [bullet] Limits on Purchase Payments Excludable from Income

     Effective January 1, 1997, the maximum limit on annual Purchase Payments which may be excluded from your gross income under a Section 457 Plan is generally the lesser of $7,500, as adjusted to reflect the cost of living, or 33 1/3% of your includible compensation (25% of gross compensation).